UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2026

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave,

Tarpon Springs, FL 34689

(Address of principal executive offices)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2026, Allarity Therapeutics, Inc. (the “Company”) entered into a Settlement and Release Agreement (the “Settlement Agreement”) with Novartis Pharma AG (“Novartis”) relating to an aggregate current liability of $4,900,000, plus interest, due to Novartis (the “Liability”). The Liability arose under a license agreement between Novartis and Allarity Therapeutics Europe ApS, an affiliate of the Company, which license agreement was previously terminated effective January 26, 2024.

Pursuant to the Settlement Agreement, Novartis agreed to accept a payment of $1,000,000 from the Company as full payment of the Liability. Upon receipt of such payment, Novartis and its related parties will release the Company and its related parties from claims in respect of the Liability, and the Company and its related parties will release Novartis and its related parties from claims, subject in each case to claims relating to or arising from the enforcement of the Settlement Agreement.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Matters.

On October 30, 2026, the Company issued a press release announcing its first revenue-generating contract under its newly established CLIA-certified laboratory services strategy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Settlement and Release Agreement, dated as of October 28, 2026, by and between Allarity Therapeutics, Inc. and Novartis Pharma AG.
99.1	Press Release, dated October 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. Redacted information is indicated by the notation “[***]”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: November 2, 2026	By:	/s/ Thomas H. Jensen
Thomas H. Jensen Chief Executive Officer

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